UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Name of Registrant as Specified In Its Charter)

Steven J. Glusband, Esq.

Austin D. Keyes, Esq.

Carter Ledyard & Milburn LLP

2 Wall Street

New York, New York 10005

(212) 732-3200

glusband@clm.com

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPDR® Gold Trust Consent Solicitation – Sponsored by World Gold Trust Services, LLC

Record Date: June 9, 2014

Vote Cut-off Date: August 29, 2014, adjourned to October 17, 2014

Additional Materials:

Item 1. Letter to large unvoted OBO accounts from CEO of World Gold Trust Services, LLC

Item 2. Letter to unvoted NOBO accounts from CEO of World Gold Trust Services, LLC

Item 3. Letter to unvoted OBO accounts from CEO of World Gold Trust Services, LLC

Item 4. Spdrgoldshares.com consent solicitation update notice – Main, Singapore and Mexico pages (replacement)

Item 5. Spdrgoldshares.com consent solicitation update notice – US page (replacement)

Item 6. Spdrgoldshares.com consent solicitation update notice – Japan page (replacement)

Item 7. Spdrgoldshares.com consent solicitation update notice – Hong Kong page (replacement)

Item 1

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

Dear SPDR® Gold Trust Shareholder,

The SPDR® Gold Trust consent solicitation has been adjourned until October 17, 2014. You may not be aware that you are a SPDR® Gold Trust shareholder and one of the largest shareholders who has not voted.

You are most likely a shareholder because your Financial Advisor/Broker invested in SPDR® Gold Trust or GLD® on your behalf.

Because you are an Objecting Beneficial Holder, we have not been able to reach you by telephone. I would appreciate the opportunity to talk to you directly regarding important proposals we are asking you to consider.

You can reach me directly Monday thru Friday between 9:30am and 5:00pm.

My direct phone number is 212-317-3844. I can also be reached by email at william.rhind@gold.org.

Sincerely,

William Rhind Chief Executive Officer World Gold Trust Services, LLC

OBOLGE

Item 2

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

1.	Vote by Phone. Simply dial toll-free 1 (866) 828-9088 to speak to a customer service representative. Please have your control number found on the enclosed Voting Instruction Form available at the time of the call.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyvote.com and enter your control number found on the enclosed Voting Instruction Form.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Dear SPDR® Gold Trust Shareholder:

We have previously sent you proxy material and reminder letters in connection with the SPDR® Gold Trust consent solicitation that has been adjourned until October 17, 2014. All shareholders are being asked to consider and vote on important shareholder matters. As of today, we have not received your vote.

PLEASE NOTE: You may not be aware that you are a shareholder in SPDR® Gold Trust or GLD®. If not, it is because your Financial Advisor/Broker invested in SPDR® Gold Trust on your behalf.

We are asking that you vote your shares, by following the instructions at the top of this letter. It is also important that you contact your Financial Advisor to ask him or her to contact our proxy solicitor D.F. King at 1-800-330-5897. We believe your Financial Advisor will be eager to assist in voting all shares held by his/her clients. D.F. King will have dedicated information agents available to assist.

If you have any questions or need our assistance, please call the shareholder help line, toll-free, at 1-866-828-9088.

Thank you in advance for your assistance.

Sincerely,

William Rhind

Chief Executive Officer

World Gold Trust Services, LLC

NOBO

Item 3

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

1.	Vote by Phone. Simply dial toll-free 1 (866) 620-0678 to speak to a customer service representative. Please have your control number found on the enclosed Voting Instruction Form available at the time of the call.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyvote.com and enter your control number found on the enclosed Voting Instruction Form.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Dear SPDR® Gold Trust Shareholder:

We have previously sent you proxy material and reminder letters in connection with the SPDR® Gold Trust consent solicitation that has been adjourned until October 17, 2014. All shareholders are being asked to consider and vote on important shareholder matters. As of today, we have not received your vote.

PLEASE NOTE: You may not be aware that you are a shareholder in SPDR® Gold Trust or GLD®. If not, it is because your Financial Advisor/Broker invested in SPDR® Gold Trust on your behalf.

We are asking that you vote your shares, by following the instructions at the top of this letter. It is also important that you contact your Financial Advisor to ask him or her to contact our proxy solicitor D.F. King at 1-800-330-5897. We believe your Financial Advisor will be eager to assist in voting all shares held by his/her clients. D.F. King will have dedicated information agents available to assist.

If you have any questions or need our assistance, please call the shareholder help line, toll-free, at 1-866-620-0678.

Thank you in advance for your assistance.

Sincerely,

William Rhind

Chief Executive Officer

World Gold Trust Services, LLC

OBO

Item 4

Important Shareholder Information (Updated September 16, 2014)

We have extended the period for investors to vote on our proposals, which aim to modernize and simplify SPDR® Gold Shares (“GLD”). All shareholders should cast their votes before October 17, 2014.

Your vote is important and every vote counts.

As you may know, two leading, independent proxy advisory firms— Institutional Shareholders Services Inc. (ISS) and Glass, Lewis & Co., LLC - have recommended GLD® investors to vote “FOR” our proposals.

Your vote is critical to ensure these proposals are approved. All shareholders are therefore encouraged to vote their shares as soon as possible.

You can learn more about our proposals by clicking [here] or by calling our shareholder solicitation agent, DF King & Co., Inc., at (866) 828-9088. Calls from outside of the US, Canada and Mexico may be subject to toll charges.

Please note that although the shareholder voting period has been extended to October 17, 2014, it is subject to the early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

Item 5

Important Shareholder Information (Updated September 16, 2014)

We have extended the period for investors to vote on our proposals, which aim to modernize and simplify SPDR® Gold Shares (“GLD”). All shareholders should cast their votes before October 17, 2014.

If you are a GLD® shareholder and would like to vote online, please click [here]. Your vote is important and every vote counts.

As you may know, two leading, independent proxy advisory firms— Institutional Shareholders Services Inc. (ISS) and Glass, Lewis & Co., LLC - have recommended GLD investors to vote “FOR” our proposals.

Your vote is critical to ensure these proposals are approved. All shareholders are therefore encouraged to vote their shares online, by telephone or by mail as soon as possible.

You can learn more about our proposals by clicking [here] or by calling our shareholder solicitation agent, DF King & Co., Inc., at (866) 828-9088. Calls from outside of the US, Canada and Mexico may be subject to toll charges.

Please note that although the shareholder voting period has been extended to October 17, 2014, it is subject to the early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

Item 6

Important Shareholder Information (Updated September 16, 2014)

We have extended the period for investors to vote on our proposals, which aim to modernize and simplify SPDR® Gold Shares (“GLD”). All shareholders should cast their votes before October 17, 2014.

Your vote is important and every vote counts.

As you may know, two leading, independent proxy advisory firms— Institutional Shareholders Services Inc. (ISS) and Glass, Lewis & Co., LLC - have recommended GLD® investors to vote “FOR” our proposals.

Your vote is critical to ensure these proposals are approved. All shareholders are therefore encouraged to vote as soon as possible.

You can learn more about our proposals by clicking [here] or by calling our shareholder solicitation agent, DF King & Co., Inc., at (866) 828-9088. Calls from outside of the US, Canada and Mexico may be subject to toll charges. You may also contact in Japan the Share Handling Service Agent, Sumitomo Mitsui Trust Bank, Limited, Stock Transfer Agency Business Planning Department (Transfer Agency Business Center) toll-free at 0120-782-031.

Please note that although the shareholder voting period has been extended to October 17, 2014, it is subject to the early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

Item 7

Important Shareholder Information (Updated September 16, 2014)

We have extended the period for investors to vote on our proposals, which aim to modernize and simplify SPDR® Gold Shares (“GLD”). All shareholders should cast their votes before October 17, 2014.

Your vote is important and every vote counts.

As you may know, two leading, independent proxy advisory firms— Institutional Shareholders Services Inc. (ISS) and Glass, Lewis & Co., LLC - have recommended GLD® investors to vote “FOR” our proposals.

Your vote is critical to ensure these proposals are approved. All shareholders are therefore encouraged to vote as soon as possible.

You can learn more about our proposals by clicking [here] or by calling our shareholder solicitation agent, DF King & Co., Inc., at (866) 828-9088. Calls from outside of the US, Canada and Mexico may be subject to toll charges. You may also contact our local Hong Kong Representative State Street Global Advisors Asia Limited at +852 2103 0100.

*	Please note that although the shareholder voting period has been extended to October 17, 2014, it is subject to the early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor. Hong Kong shareholders will be given a minimum of three days notice prior to the definitive implementation date for the two proposals.